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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 28, 2003

AMERISTAR CASINOS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-22494	88-0304799
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3773 Howard Hughes Parkway, Suite 490 South Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

(702) 567-7000
(Registrant’s telephone number, including area code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits. Each of the exhibits listed below is incorporated herein in its entirety.

Exhibit	Description

99.1	October 28, 2003 Press Release of the Registrant announcing financial results for the third quarter of 2003

ITEM 9. REGULATION FD DISCLOSURE

On October 28, 2003, the Registrant issued a press release, a copy of which is attached as Exhibit 99.1. The press release disclosed material non-public information regarding the Registrant’s financial results for the third quarter of 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The Registrant’s October 28, 2003 press release attached as Exhibit 99.1 (see Item 9 above) is also being furnished pursuant to this Item 12.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the undersigned registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISTAR CASINOS, INC.

October 28, 2003	By:	/s/ Peter C. Walsh
(Date)
Peter C. Walsh
Senior Vice President and
General Counsel

Index of Exhibits

Exhibit	Description of Exhibit	Method of Filing

99.1	October 28, 2003 Press Release of the Registrant announcing financial results for the third quarter of 2003.	Filed electronically herewith